THE FBR FUNDS
Equity Funds
SUPPLEMENT DATED AUGUST 1, 2005
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2005

This supplement to the Statement of Additional Information ("SAI") dated February 28, 2005, for The FBR Funds, Equity Funds, updates certain information in the SAI as described below.  For further information, please contact the Funds toll-free at 1.888.888.0025.

The following information replaces in its entirety the paragraph under the section entitled, "Investment Company Securities" on page 16.

Investment Company Securities.  The Funds may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under the 1940 Act, each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the outstanding securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Investment companies include other open-end investment companies, closed-end investment companies, and unit investment trusts, all of which are professionally managed portfolios. As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds incur directly in connection with their own operations. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market. The Funds may purchase shares of an exchange-traded fund ("ETF"), which is registered with the SEC as either an open-end investment company or a unit investment trust. An ETF is a type of investment company whose investment objective is to achieve the same return as a particular market index. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.